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                                                                      Exhibit 24


                               POWER OF ATTORNEY
                               -----------------


     We, the undersigned officers and trustees of BEC Energy (the "Trust"), hereby severally constitute Thomas J. May, James J. Judge, Douglas S. Horan and Theodora S. Convisser and each of them singly, our true and lawful attorneys, with full power to them and each of them to sign for us, and in our names in the capacities indicated below, any and all amendments (including post-effective amendments) to the registration statement on Form S-8 of Boston Edison Company's Negotiated Savings Plan for Production and Maintenance Employees (No. 33-58457), and generally to do all such things in our names and on our behalf in the capacities indicated below to enable BEC Energy to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys to all amendments to said registration statement.

     Witness our hands and common seal on the respective dates set forth below.


/s/ Thomas J. May               Chairman of the Board,            June 8, 1998
-----------------               Chief Executive Officer,
THOMAS J. MAY                   President and Trustee


/s/ James J. Judge              Senior Vice President,            June 8, 1998
------------------              Treasurer and
JAMES J. JUDGE                  Chief Accounting Officer


/s/ Theodora S. Convisser       Clerk                             June 8, 1998
-------------------------
THEODORA S. CONVISSER



/s/ Gary L. Countryman          Trustee                           June 8, 1998
----------------------
GARY L. COUNTRYMAN



/s/ Richard J. Egan             Trustee                           June 8, 1998
-------------------
RICHARD J. EGAN
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/s/ Nelson S. Gifford           Trustee                           June 8, 1998
---------------------
NELSON S. GIFFORD



/s/ Matina S. Horner            Trustee                           June 8, 1998
--------------------
MATINA S. HORNER



/s/ Sherry H. Penney            Trustee                           June 8, 1998
--------------------
SHERRY H. PENNEY



/s/ Stephen J. Sweeney          Trustee                           June 8, 1998
----------------------
STEPHEN J. SWEENEY